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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       November 21, 2001
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                            The Fortress Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                                    0-28024                                 54-1774977
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(State or Other Jurisdiction              (Commission                            (IRS Employer
of Incorporation)                        File Number)                      Identification No.)



1650 Tysons Boulevard, Suite 600, McLean, Virginia                                       22102
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(Address of Principal Executive Offices)                                            (Zip Code)


Registrant's Telephone No., Including Area Code:  (703) 442-4545
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Item 9 - Regulation FD Disclosure

        Attached as Exhibit 1 is a copy of a press release issued by the Company on November 21, 2001. Attached as Exhibit 2 is a copy of the Invitation by the Company to holders to offer to sell for cash certain of the Company's 13.75% Senior Notes due 2003, described in the press release.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           The Fortress Group, Inc.


Date:       November 21, 2001              By:        /S/ George C. Yeonas
     ---------------------------              ---------------------------------
                                                  George C. Yeonas
                                                  Chief Executive Officer


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